UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 30, 2001

GENERAL MAGIC, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-25374	77-0250147

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 NORTH MARY AVENUE SUNNYVALE, CALIFORNIA 94085

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 774-4000

Not applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

     On December 4, 2001, the Registrant issued a press release announcing that the Registrant raised $4.7 million through a private financing transaction in which the Registrant issued shares of its Common Stock to certain institutional investors. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

     The Registrant entered into a Common Stock Purchase Agreement, attached hereto as Exhibit 4.1, effective as of November 30, 2001, with certain institutional investors (the “Purchasers”) identified by Hyperion Capital Partners Corp. (“Hyperion”) and Atlas Capital Services, LLC (“Atlas”) whereby the Purchasers agreed to purchase 14,705,000 shares of the Company’s Common Stock for an aggregate purchase price of $4,705,600. The Common Stock was sold for a purchase price per share equal to 75% of the average closing bid price of the Registrant's Common Stock on The Nasdaq National Market during the five trading days prior to December 3, 2001, or $0.32 per share.

     The Registrant also entered into an Agreement with certain of the Purchasers dated as of November 30, 2001, attached hereto as Exhibit 4.2, which grants such Purchasers, for so long as such Purchasers own shares of Registrant’s Common Stock, certain rights with respect to subsequent financings of Registrant.

     Pursuant to non-exclusive financial consulting agreements entered into between the Registrant and Hyperion and between the Registrant and Atlas wherein Hyperion and Atlas agreed to assist Registrant in the offering of shares of its common stock from time to time on specific terms to be negotiated between the Registrant and institutional investors identified by Hyperion and Atlas, Registrant paid Hyperion and Atlas an aggregate of $179,724 and issued warrants to Hyperion and Atlas to purchase an aggregate of 370,838 shares of its Common Stock, exercisable until November 30, 2004, at an exercise price of $0.32 per share. The form of warrant issued to Hyperion and Atlas is attached hereto as Exhibit 4.3.

The foregoing description of the Common Stock Purchase Agreement, the Agreement between the Registrant and certain Purchasers dated November 30, 2001, and the Common Stock Warrants is qualified in its entirety by each such agreement, each of which is attached hereto as an exhibit and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

(b)	PRO FORMA FINANCIAL INFORMATION. Not applicable.

(c)	EXHIBITS.

Exhibit No.	Description

4.1	Common Stock Purchase Agreement dated as of November 30, 2001, between the Registrant and certain institutional investors signatory thereto

4.2	Agreement dated as of November 30, 2001, between the Registrant and certain institutional investors signatory thereto

Exhibit No.	Description

4.3	Form of Warrant

99.1	Press release of the Registrant dated December 4, 2001, announcing that the Registrant has raised $4.7 million through a private financing transaction in which the Registrant sold shares of its Common Stock to institutional investors

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Magic, Inc.

December 5, 2001	By:	/s/ Mary E. Doyle

Mary E. Doyle General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Common Stock Purchase Agreement dated as of November 30, 2001, between the Registrant and certain institutional investors signatory thereto

4.2	Agreement dated as of November 30, 2001, between the Registrant and certain institutional investors signatory thereto

4.3	Form of Warrant

99.1	Press release of the Registrant dated December 4, 2001, announcing that the Registrant has raised $4.7 million through a private financing transaction in which the Registrant sold shares of its Common Stock to institutional investors